UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2009

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2009, Maguire Properties, Inc. (the “Company”) filed a Current Report on Form 8-K containing, among other items, certain first quarter 2009 supplemental operating and financial data.  Subsequent to the filing of the Form 8-K, the Company determined in consultation with its independent registered public accounting firm, KPMG LLP, to modify the balance sheet presentation of common limited partnership units in Maguire Properties, L.P.  We reviewed EITF Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, and determined that our common units meet the requirements in paragraphs 12-32 and qualify to be classified as equity in our consolidated balance sheets.  As a result, upon the adoption of SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51, and the related provisions of EITF Topic No. D-98, Classification and Measurement of Redeemable Securities, our common units are presented in the equity section of our consolidated balance sheets.  This balance sheet presentation is a change to our previous presentation of our common units since under previous accounting guidance we had reported these units in the minority interests section, after total liabilities but before equity.  Accordingly, the Company is filing this Current Report on Form 8-K/A to furnish a revised balance sheet as of March 31, 2009, which replaces the balance sheet included as part of the supplemental information that was furnished on May 5, 2009.  The supplemental information, including the revised balance sheet, is available on our website, free of charge, at www.maguireproperties.com.  Our revised balance sheet as of March 31, 2009 is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K/A shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

As discussed in Item 2.02 above, we made available revised first quarter 2009 supplemental operating and financial data on our website.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8–K/A shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K/A:

Exhibit No.	Exhibit Description
99.1**	Revised Balance Sheet as of March 31, 2009

 __________
**           Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC. Registrant

/s/	SHANT KOUMRIQIAN
Shant Koumriqian
Executive Vice President, Chief Financial Officer

Dated:                 As of May 11, 2009